                                                                    Exhibit 99.1

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                                Mid-Atlantic 2001
                              Super-Community Bank
                                   Conference


                                November 7, 2001



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--------------------------------------------------------------------------------





[lOGO]         STERLING
               FINANCIAL
               CORPORATION





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                                                                            1

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[LOGO] Sterling Financial Corporation

      [ ]   JOHN E. STEFAN
            Chairman of the Board, President and
            Chief Executive Officer


      [ ]   J. ROGER MOYER, JR.
            Chief Operating Officer, Senior
            Executive Vice President



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[LOGO] Sterling Financial Corporation


OTHER STERLING REPRESENTATIVES:

[ ]  THOMAS P. DAUTRICH
     President and Chief Operating Officer,
     Bank of Lancaster County

[ ]  J. BRADLEY SCOVILL
     President and Chief Executive Officer,
     Bank of Hanover & Trust Company

[ ]  DOUGLAS P. BARTON, CPA
     Vice President, Chief Accounting Officer



--------------------------------------------------------------------------------

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FORWARD LOOKING STATEMENT DISCLOSURE



      In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions.


      Interested parties should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the success of our merger of Hanover Bancorp, Inc.


      Sterling undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.


--------------------------------------------------------------------------------


Focus on Value


                                                               Target
                                                               ------
    EPS Annual Growth                                     Greater than 10%

    ROAE                                                  Greater than 16%

    Efficiency Ratio                                      Less than 60%


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                                                                               3

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Not Your Typical Company




      -     The "Architect"

      -     The "Contractor"

      -     The "Foreman"





--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The "Architect"



      - Takes a vision and designs or develops a blueprint to reach the vision







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Design of our Structure

-     Common approach to all markets we serve

-     Profitable growth and diversification via acquisition


-     Opportunity of growing markets



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Design



- Sterling Financial Corporation organized in 1987 Financial Holding Company election in 2001

- Financial Holding Company headquartered in Lancaster, PA serving primarily south-central Pennsylvania and Northern Maryland


-     Traded on NASDAQ since 1998 (SLFI)



--------------------------------------------------------------------------------

Sterling Financial Market Areas


                             [MAP OF MARKET AREAS]




--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Superior Demographics

---------------------------------------------------------------------------------------------------------------------------
                                                     Pennsylvania                                    Maryland

                               Lancaster         York           Lebanon          Adams         Carroll         Cecil
---------------------------------------------------------------------------------------------------------------------------
POPULATION                      470,658         381,751         120,327         91,292         150,897         85,951

GROWTH RATE (SINCE 1990)           11.3%           12.4%            5.8%          16.6%           22.3%          20.5%

GROWTH RANK IN STATE               9/67            8/67           24/67           4/67            5/24           6/24

MEDIAN INCOME                  $ 43,119        $ 43,488        $ 38,657        $41,000        $ 56,000        $44,650

                               US median household income in past 12
                               months=$37,005

                               PA state median household income in
                               past 12 months=$37,267

                               MD state median household income in past 12
                               months=$45,289

                               Source: US Census Bureau

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The "Contractor"





      - Identifies right players and brings the right pieces together to get the job done








--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The Right Pieces



      Over 166 years of history-


      -     Four bank affiliates

      -     Leasing affiliate

      -     Insurance affiliates

      -     Trust Company




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Affiliates

- Bank of Lancaster County, N.A. [LOGO]

      -     Established in 1863

      -     Flagship bank

      -     30 branch locations in Lancaster County

      -     $937 million in total deposits

      -     2nd in market share in Lancaster County, PA


-     First National Bank of North East [LOGO]

      -     Established in 1903

      -     Acquired in 1999

      -     4 branch locations in Cecil County, MD

      -     $89 million in total deposits

      -     3rd in market share in Cecil County, MD


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Bank Affiliates

-     Bank of Hanover and Trust Company [LOGO]

      -     Established in 1835

      -     Acquired in 2000

      -     14 branch locations in York and Adams County

      -     $480 million in total deposits


-     Bank of Lebanon County [LOGO]

      -     Established in 2001

      -     A division of Bank of Lancaster County, N.A

      -     1 branch location in Lebanon County




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sterling Financial Corporation
Asset Composition (in thousands)

September 30, 2001                       DOLLARS      % OF TOTAL
                                         -------      ----------
LOANS, NET                             $1,055,019         59%
SECURITIES                                549,208         31%
ASSETS HELD FOR OPERATING LEASES           57,941          3%
CASH EQUIVALENT AND SHORT-TERM
INVESTMENTS                                65,326          3%
OTHER                                      67,285          4%
                                       ----------        ---
                                       $1,794,779        100%
                                       ==========        ===


                           [PIE CHART]

Loans                        59%
Securities                   31%
Short-term investments        4%
Other                         3%
Operating Leases              3%


--------------------------------------------------------------------------------


Sterling Financial Corporation
Loan Composition (in thousands)

September 30, 2001             Dollars      % of Total
                               -------      ----------
C & I                       $  191,628          18%
Comm mortgage                  315,792          30%
Consumer                       303,799          28%
Residential mortgage           172,349          16%
Lease finance                   83,044           8%
                            ----------         ---
                            $1,066,612         100%
                            ==========         ===


                            [PIE CHART]

Comm Mortgage                30%
Consumer                     28%
Residential Mortgage         16%
Lease Finance                 8%
C & I                        18%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sterling Financial Corporation
Source of Funds (in thousands)
September 30, 2001


DEPOSITS:
  NON-INTEREST              $  173,605              11%
  BEARING                      225,745              14%
  NOW                          224,348              14%
  MONEY MARKET                 173,482              11%
  SAVINGS                      694,981              43%
                            ----------             ---
  CDS                        1,492,161              93%
                            ----------             ---
BORROWINGS:
  SHORT-TERM                    14,834               1%
  BORROWINGS                   104,034               6%
                            ----------             ---
  LONG-TERM DEBT            $1,611,029             100%
                            ==========             ===




                              [PIE CHART]

Short-term borrowings                1%
Long-term debt                       6%
Non-interest bearing                11%
NOW                                 14%
CDs                                 43%
Savings                             11%
Money Market                        14%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Leasing Affiliate


      -     Town & Country, Inc.                     [LOGO]

            (a leasing subsidiary of Bank of Lancaster County)


            -     Established in 1958

            -     Acquired in 1983

            -     Specializing in Fleet Management & Equipment Leasing

            -     Over $143 million in assets
                  (as of September 30, 2001)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Insurance Affiliates


-     Lancaster Insurance Group, LLC [LOGO]

      -     Personal and Business Insurance Agency

      -     Established in 1999

-     Bankers Settlement Services

      -     Title Insurance Agency

      -     Formed in 2000

-     Pennbanks Insurance Company

      -     Credit, Life and Health Off-shore Captive Re-insurer

      -     Formed in 2000



--------------------------------------------------------------------------------

                           [LOGO] STERLING FINANCIAL
                                 TRUST COMPANY
                      CREATING MANAGING PRESERVING WEALTH

--------------------------------------------------------------------------------

      -     Combined existing bank affiliate trust departments into new entity

      - Positioned to more effectively market financial services to a much broader geographic area

      -     Nearly $1 billion in assets under management
            (as of September 30, 2001)


--------------------------------------------------------------------------------

Sterling Financial Trust Company
Asset Composition


                              [PIE CHART]


Discretionary Assets                        78%
Non-Discretionary Assets                    22%



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Sterling Financial Trust Company
Asset Composition


                              [PIE CHART]

Custody/Safekeeping                 8%
Personal Trust Assets              22%
Cash Management Assets             14%
Employee Benefit Assets            26%
Investment Management              30%


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                                                                              12

--------------------------------------------------------------------------------
The "Foreman"


      - Leads the efforts in building the structure and ensures that the blueprint is followed.






--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relationship Management


           WE'RE HERE TO HELP                     ACCOUNTABILITY


    FUN!                            BANKING                      TEAM > ME


                                   CUSTOMER
COMMUNICATION                  LOYALTY RESULTING
                                 IN LONG-TERM                           NEW
                 LEASING         PROFITABILITY       INSURANCE       TECHNOLOGY


                                    DELIVERY
    STERLING                        CHANNELS
    STANDARDS

                                WEALTH MANAGEMENT

                                                                  LEARNING

            PASSION
                                               CHANGE =
                    INFORMATION               OPPORTUNITY


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                                                                              13

--------------------------------------------------------------------------------
Financial Performance


      -     Growth

      -     Profitability

      -     Stock Performance





--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Financial Corporation
Growth (dollars in thousands)


    ORGANIC GROWTH          ASSETS        CONSOLIDATED GROWTH         ASSETS
    --------------          ------        -------------------         ------
      09/30/01            $1,127,684            09/30/01            $1,794,779
      12/31/00             1,073,364            12/31/00             1,726,138
      12/31/99               972,619            12/31/99             1,556,323
      12/31/98               919,264            12/31/98             1,466,105
      12/31/97               845,488            12/31/97             1,319,648


COMPOSITE AVERAGE                         COMPOSITE AVERAGE
GROWTH RATE                      8.0%     GROWTH RATE                      8.5%


[BAR GRAPH]




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sterling Financial Corporation
Operating Net Income ( in thousands)


[BAR GRAPH]

09/30/00         09/30/01        12/31/98         12/31/99        12/31/00
--------         --------        --------         --------        --------
                                   (9 months)
$14,315          $15,049         $16,594          $18,359         $18,831



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Sterling Financial Corporation
Risk Elements (dollars in thousands)

                                               September 30,                        December 31,
                                          ---------------------         ------------------------------------
                                            2001           2000           2000           1999           1998
                                          ------         ------         ------         ------         ------
NON-ACCRUAL LOANS                         $7,102          $2058         $3,102         $  771         $1,425
ACCRUING LOANS, PAST DUE 90 DAYS
  OR MORE                                  1,210            992          1,145            882          1,079
RESTRUCTURED LOANS                           534          1,936          1,851          1,961          1,993
                                          ------         ------         ------         ------         ------

TOTAL NON-PERFORMING LOANS                 8,846          4,986          6,098          3,614          4,497

FORECLOSED ASSETS                            217            381            469            504            261
                                          ------         ------         ------         ------         ------
TOTAL NON-PERFORMING ASSETS               $9,063         $5,367         $6,567         $4,118         $4,758
                                          ======         ======         ======         ======         ======

NON-PERFORMING LOANS TO TOTAL
  LOANS                                     0.83%          0.48%          0.59%          0.38%          0.51%
ALLOWANCE FOR LOAN LOSSES TO NON-
  PERFORMING LOANS                           131%           235%           192%           329%           255%
ALLOWANCE FOR LOAN LOSSES TO TOTAL
  LOANS                                     1.09%          1.13%          1.13%          1.24%          1.31%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sterling Financial Corporation
Loan Loss Experience (dollars in thousands)


                                          NINE MONTHS ENDED                              YEAR ENDED
                                             SEPTEMBER 30,                               DECEMBER 31,

                                        2001              2000              2000              1999              1998
                                      --------          --------          --------          --------          --------
BALANCE, BEGINNING OF PERIOD          $ 11,716          $ 11,875          $ 11,875          $ 11,475          $ 11,050
LOANS CHARGED OFF                       (1,876)             (923)           (1,181)           (1,149)           (2,082)
RECOVERIES                                 665               323               417          $    489               491
PROVISION FOR LOAN LOSSES                1,088               447               605             1,060             2,016
                                      --------          --------          --------          --------          --------
BALANCE, END OF PERIOD                $ 11,593          $ 11,722          $ 11,716          $ 11,875          $ 11,475
                                      ========          ========          ========          ========          ========
RATIO OF NET LOANS CHARGED OFF
  TO AVERAGE LOANS OUTSTANDING            0.15%             0.08%             0.08%             0.07%             0.18%
NET LOANS CHARGED OFF TO
  PROVISION FOR LOAN LOSSES                111%              134%              126%               62%               79%



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Financial Corporation
Operating EPS


                              [BAR CHART]

09/30/00       09/30/01       12/31/98       12/31/99       12/31/00
--------       --------       --------       --------       --------
  $1.14         $1.20          $1.31           $1.46         $1.50



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sterling Financial Corporation
Operating Return on Average Realized

                              [BAR GRAPH]

12/31/98            12/31/99            12/31/00            09/30/01
--------            --------            --------            --------
14.36%               14.76%              14.05%              14.36%



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Stock Performance



    Sterling Financial Closing Price
    as of 10/31/01 = $22.04

    Sterling Financial Corporation
    Price Earnings Ratio = 13.78

    NASDAQ Bank Index
    Price Earnings Ratio = 16.99



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                                                                              17

--------------------------------------------------------------------------------
Not Just Numbers



      -     Bank of Lancaster County Voted
            #1 COMMUNITY BANK


      -     Sterling Financial voted one of the
            TOP 50 BEST PLACES TO WORK IN PA



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Key Attributes of Sterling

-     Core franchise is very strong and growing

-     Geographic market among most attractive in Mid Atlantic Region

-     Improving fundamentals

      -     Hanover merger is behind us

      -     New operating systems in place

      -     Savings and revenue enhancements are being realized

      -     Volume is building

      -     Funding mix is improving

-     Common stock price does not reflect value


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                                                                              18

--------------------------------------------------------------------------------





                                   QUESTIONS









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                                                                              19